[*] Certain information in this document has been omitted from this exhibit because it is both

(i) not material and (ii) would be competitively harmful if publicly disclosed.

MEDIA AUTHORIZATION FORM

Date: 10/07/2021

Advertiser: DatChat, Inc.

Contact: Darin Myman

Media: Barstool Sports

Package	Franchise	Ad Unit	Description	Flight Start	Flight End	Qty	Total Estimated Views / Imps / DLs
Arizona Bowl Package	Barstool Sports	Custom	Custom	10/18/2021	12/31/2021	1	0
Superbowl Package	Barstool Sports	Custom	Custom	2/1/2022	2/28/2022	1	0
BFFs - Presenting Sponsor Package	BFF	Instagram Swipe-Up · Product Push	-:20 to :30 second video from in-house talent
*limited to :15 seconds on @barstoolsports main handle
-Brand mention with talking points
-Brand tag + Hashtag (if applicable)
-Text overlay pushing product details and offer
-Swipe Up to brand site (or landing page determined by the brand)
			-Product Placement and/or ambient branding”	11/1/2021	12/31/2021	[*]	[*]
		TIkTok Post · Video or Static	“-Content-driven creative posted native within the feed -Product Placement and/or ambient branding -Brand tag + Hashtag (if applicable)”	11/1/2021	12/31/2021	[*]	[*]
Presenting Sponsor+	-Brand logo on podcast logo across distribution
-In-studio signage and product integration
-“Presented by…” introductions with :60 opening read of every episode
-Brand logo graphic on full-episode distribution on YouTube
-Lower third graphic during ad read (can include promo code)
-Link in YouTube description to advertiser site
-1x sponsored clip from full episode distributed on Youtube
			-2x sponsored clips per episode on Twitter, Facebook, and Instagram	11/1/2021	12/31/2021

Package	Franchise	Ad Unit	Description	Flight Start	Flight End	Qty	Total Estimated Views / Imps / DLs
Chicks in the Office - Presenting Sponsor Package	Chicks in the Office	Presenting Sponsor+	-Brand logo on podcast logo across distribution
-In-studio signage and product integration
-“Presented by…” introductions with :60 opening read of every episode
-Brand logo graphic on full-episode distribution on YouTube
-Lower third graphic during ad read (can include promo code)
-Link in YouTube description to advertiser site
-1x sponsored clip from full episode distributed on Youtube
			-2x sponsored clips per episode on Twitter, Facebook, and Instagram	11/1/2021	12/31/2021
Instagram Swipe-Up · Product Push	-:20 to :30 second video from in-house talent
*limited to :15 seconds on @barstoolsports main handle
-Brand mention with talking points
-Brand tag + Hashtag (if applicable)
-Text overlay pushing product details and offer
-Swipe Up to brand site (or landing page determined by the brand)
			-Product Placement and/or ambient branding”	11/1/2021	12/31/2021
		TIkTok Post · Video or Static	“-Content-driven creative posted native within the feed -Product Placement and/or ambient branding -Brand tag + Hashtag (if applicable)”	11/1/2021	12/31/2021

Package	Franchise	Ad Unit	Description	Flight Start	Flight End	Qty	Total Estimated Views / Imps / DLs
Macrodosing - Presenting Sponsor Package	Macrodosing	Presenting Sponsor+	-Brand logo on podcast logo across distribution
-In-studio signage and product integration
-“Presented by…” introductions with :60 opening read of every episode
-Brand logo graphic on full-episode distribution on YouTube
-Lower third graphic during ad read (can include promo code)
-Link in YouTube description to advertiser site
-1x sponsored clip from full episode distributed on Youtube
			-2x sponsored clips per episode on Twitter, Facebook, and Instagram	11/1/2021	12/31/2021
Instagram Swipe-Up · Product Push	-:20 to :30 second video from in-house talent
*limited to :15 seconds on @barstoolsports main handle
-Brand mention with talking points
-Brand tag + Hashtag (if applicable)
-Text overlay pushing product details and offer
-Swipe Up to brand site (or landing page determined by the brand)
			-Product Placement and/or ambient branding”	11/1/2021	12/31/2021	[*]
Plan Bri Uncut - Presenting Sponsor Package	PlanBri Uncut	Presenting Sponsor	“-Brand’s logo integrated on Podcast Artwork on bottom ribbon to be distrbuted everywhere podcasts can be played (Apple, Spotify etc.)
-In-studio signage (as seen in all video clips)
-“Presented by…” introductions with :60 opening read of every episode
-Logo bug on full-episode distribution on YT (if applicable)
-1x Instagram Post promoting new episode (includes brand logo bug and tagging)
			-1x Twitter Post promoting new episode (includes brand logo bug and tagging)”	11/1/2021	12/31/2021
		TIkTok Post · Video or Static	“-Content-driven creative posted native within the feed -Product Placement and/or ambient branding -Brand tag + Hashtag (if applicable)”	10/18/2021	12/31/2021
Instagram Swipe-Up · Product Push	-:20 to :30 second video from in-house talent
*limited to :15 seconds on @barstoolsports main handle
-Brand mention with talking points
-Brand tag + Hashtag (if applicable)
-Text overlay pushing product details and offer
-Swipe Up to brand site (or landing page determined by the brand)
			-Product Placement and/or ambient branding”	10/18/2021	12/31/2021

Package	Franchise	Ad Unit	Description	Flight Start	Flight End	Qty	Total Estimated Views / Imps / DLs
Rough N Rowdy - Associate Sponsor Package	Barstool Sports	Instagram Swipe-Up · Product Push	-:20 to :30 second video from in-house talent
*limited to :15 seconds on @barstoolsports main handle
-Brand mention with talking points
-Brand tag + Hashtag (if applicable)
-Text overlay pushing product details and offer
-Swipe Up to brand site (or landing page determined by the brand)
			-Product Placement and/or ambient branding”	10/18/2021	12/31/2021
Rough N’ Rowdy	Instagram Swipe-Up	-:20 to :30 second video from in-house talent
*limited to :15 seconds on @barstoolsports main handle
-Brand mention with talking points
-Brand tag + Hashtag (if applicable)
-Text overlay pushing product details and offer
-Swipe Up to brand site (or landing page determined by the brand)
			-Product Placement and/or ambient branding”	10/18/2021	12/31/2021
		Custom	Custom	10/18/2021	12/31/2021
Son of a Boy Dad - Presenting Sponsor Package	Son of a Boy Dad	Presenting Sponsor+	-Brand logo on podcast logo across distribution
-In-studio signage and product integration
-“Presented by…” introductions with :60 opening read of every episode
-Brand logo graphic on full-episode distribution on YouTube
-Lower third graphic during ad read (can include promo code)
-Link in YouTube description to advertiser site
-1x sponsored clip from full episode distributed on Youtube
			-2x sponsored clips per episode on Twitter, Facebook, and Instagram	11/1/2021	12/31/2021
Instagram Swipe-Up · Product Push	-:20 to :30 second video from in-house talent
*limited to :15 seconds on @barstoolsports main handle
-Brand mention with talking points
-Brand tag + Hashtag (if applicable)
-Text overlay pushing product details and offer
-Swipe Up to brand site (or landing page determined by the brand)
			-Product Placement and/or ambient branding”	11/1/2021	12/31/2021
Sportsbook House Package	Electric Chair	Presenting Sponsor	“-Still graphic on opening graphic card
-Full :30 ad read within opening of the show
-Logo behind the talent on set
-Logo bug on on-screen graphics during full show
-Product on set
			-Brand tag within blog, social, and YT copy below video (promo code integration if applicable)”	11/1/2021	12/31/2021	[*]

Package	Franchise	Ad Unit	Description	Flight Start	Flight End	Qty	Total Estimated Views / Imps / DLs
Viceroy Package	Viceroys	Instagram Post · Video or Static	“-Content-driven creative posted native within the feed -Product Placement and/or ambient branding -Brand tag + Hashtag (if applicable)”	10/18/2021	2/28/2022
		Twitter Tweet	“-Short product description in copy with CTA (if applicable) -Brand Tag -Clickout URL -Brand tag + Hashtag (if applicable)”	10/18/2021	2/28/2022	[*]
Added Value Package	Barstool Sports	In-Feed Product	In-Feed Post on: Instagram Twitter Facebook *Can do paid spend against IG for now	11/1/2021	12/31/2021
One Bite	Presenting Sponsor (Mediumform)	-Still graphic in Opening
-Full :15 Ad Read within opening of the episode
-Custom product integration within the show if applicable (product within show, talent trying a product or experience, etc)
-Brand mention within blog, social, and YT copy
			-Brand logo watermark on first 3 seconds then switches to Barstool logo watermark (on both full video and social clips)	10/18/2021	12/31/2021
The Rundown	Presenting Sponsor (Longform)	-Still graphic on opening graphic card
-Full :30 ad read within opening of the show
-Logo behind the talent on set
-Logo bug on on-screen graphics during full show
-Product on set
			-Brand tag within blog, social, and YT copy below video (promo code integration if applicable)	11/1/2021	12/31/2021
						121	29,016,008

Grand Total = $3,000,000

Payment

I authorize SJD MEDIA & MARKETING to bill me for the media purchased as outlined above and agree to pay by check or wire per monthly pre-payment terms as agreed upon with SJD MEDIA & MARKETING. By signing this authorization, you are also stating that you have authorization to approve such media and financial responsibilities.

Liability

By signing this authorization, you’re also accepting full liability of payment of all media and costs associated with this buy. You are guaranteeing payment on your behalf to SJD MEDIA & MARKETING

Darin Myman	Stuart Dinetz
DatChat, Inc.	SJD MEDIA & MARKETING